VANGUARD(R)EQUITY INCOME FUND

ANNUAL REPORT

[PHOTO OF SHIP]

September 30, 2000

[A MEMBER OF THE VANGUARD GROUP(R)LOGO]

OUR REPORTS TO
THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

     We've introduced several changes to this year's annual report to make it even more useful. Among the changes:

     **Larger  type  and redesigned graphics to make the reports easier to read.

     **An at-a-glance summary of key points about fund performance and the financial markets.

     **A table--included for many funds--in which the investment adviser highlights significant changes in holdings.

     **Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.

     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

** Vanguard  Equity Income Fund earned 6.3% during the 12 months ended September
   30, 2000, marking the sixth consecutive fiscal year in which the fund recorded a positive return.

** Value  stocks--including  the  relatively  high-yielding  issues  that Equity
   Income favors--rebounded during the second half of the fiscal year, but generally trailed growth stocks for the full 12 months.

** The fund's   largest   industry   concentrations--utilities   and   financial
   services--posted disparate results: Utility stocks were up marginally, while financial stocks soared.

CONTENTS

 1 Letter from the Chairman

 6 Report from the Advisers

 9 Fund Profile

10 Glossary of Investment Terms

11 Performance Summary

12 Report on After-Tax Returns

13 Financial Statements

22 Report of Independent Accountants

LETTER
   from the Chairman


Fellow Shareholders,

VANGUARD EQUITY INCOME FUND returned 6.3% during the fiscal year ended September
30. Although a strong 7.4% return in the July-September quarter narrowed the gap between our return and that of the average equity income fund, our full-year performance was not quite up to snuff.



2000 TOTAL RETURNS                       FISCAL YEAR ENDED
                                              SEPTEMBER 30
----------------------------------------------------------
Vanguard Equity Income Fund                           6.3%
Average Equity Income Fund*                           8.2
Russell 1000 Value Index                              8.9
Wilshire 5000 Index                                  17.7
S&P 500 Index                                        13.3
----------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The adjacent table pre-sents the 12-month return of the fund and its average peer. We also list the returns of three unmanaged market indexes: the Russell 1000 Value Index, which we consider the "best fit" benchmark for the Equity Income Fund; the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market; and the Standard & Poor's 500 Index, a well-known benchmark for large-capitalization stocks.

     The fund's total return (capital change plus reinvested dividends) is based on a decrease in net asset value from $24.14 per share on September 30, 1999, to $24.06 per share on September 30, 2000, and is adjusted for dividends totaling $0.64 per share paid from net investment income and a distribution of $0.87 per share paid from net realized capital gains.

     If you own Vanguard Equity Income Fund in a taxable account, you may wish to review our report of the fund's after-tax returns on page 12.

MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED SEPTEMBER 30, 2000
------------------------------------------------------------------------------
                                                  ONE        THREE        FIVE
                                                 YEAR        YEARS       YEARS
------------------------------------------------------------------------------
STOCKS

S&P 500 Index (Large caps)                      13.3%        16.4%       21.7%
Russell 2000 Index (Small caps)                 23.4          6.0        12.4
Wilshire 5000 Index (Entire market)             17.7         15.6        20.5
MSCI EAFE Index (International)                  3.4          7.7         8.9
------------------------------------------------------------------------------
BONDS

Lehman Aggregate Bond Index (Entire market)      7.0%         5.9%        6.5%
Lehman 10 Year Municipal Bond Index              6.4          4.8         5.8
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                        5.6          5.2         5.2
==============================================================================
CPI

Consumer Price Index                             3.5%         2.5%        2.5%
------------------------------------------------------------------------------

FINANCIAL MARKETS IN REVIEW

On balance,the U.S. stock and bond mar-kets turned in solid results during the 12 months ended September 30, as indicated in the table at the bottom of page 1. For stocks, however, the fiscal year consisted of two very different halves.

--------------------------------------------------------------------------------
Market leadership switched from growth to value stocks late in the fiscal year.
--------------------------------------------------------------------------------

     During the first six months, growth stocks--especially from the technology and telecommunication equipment sectors--skyrocketed, making the solid gains of value stocks look puny by comparison. The Russell 1000 Growth Index, comprising the growth stocks among the 1,000 largest U.S. stocks, returned 34.1%, while the Russell 1000 Value Index gained 5.9%.

     Then the climate changed. Investors grew anxious about signs of a slowing economy, and prices of many tech-related stocks declined sharply. From March 31 through September 30, value stocks outpaced growth issues: The Russell 1000 Value Index returned 2.8%, while its growth counterpart recorded a -7.9% decline.

     When the dust settled after the market's bumpy ride, the overall market, as measured by the Wilshire 5000 Index, had a 12-month return of 17.7%--well above the long-run average return of 11% to 12% annually for stocks. The performance consisted of a first-half gain of 23.2% followed by a second-half loss of -4.4%. In another switch, small- and mid-cap stocks easily outpaced their large-cap counterparts during the fiscal year. The small-cap Russell 2000 Index returned 23.4% for the 12 months, 10.1 percentage points ahead of the return of the large-cap S&P 500 Index, which accounts for about 75% of the market value of U.S. stocks.

     Volatility and wide variations in returns were the story within market sectors, too. Within the S&P 500 Index, the leading group was oil exploration and service companies in the "other energy" category, which returned about 57%. Big gains for makers of telecommunications, semiconductor, and electronic equipment propelled the producer durables sector to an average gain of about 34%. Financial services stocks within the S&P 500 also gained about 34%, while the health care and technology sectors posted 12-month returns of 25% and 21%, respectively.

     The poorest result, by far, was the average return of about -20% from the materials & processing group (mainly chemical, paper, steel, aluminum, and mining companies). This sector was hurt by higher costs for energy, tough foreign competition, fears of overcapacity, and expectations of slowing demand. The utilities sector posted a return of -10%, due largely to declines for telephone companies, which have huge capital-spending needs and face fierce price competition in formerly protected lines of business.

     The overall stock market's climb came despite higher short-term interest rates. Yields on 3-month U.S. Treasury bills rose 1.36 percentage points during the 12 months, in line with the Federal Reserve Board's 1.25-point increase in the federal funds rate. The Fed boosted short-term rates in an attempt to cool the economy to stave off inflation.

     For longer-term securities, results varied widely. A burgeoning federal budget surplus reduced the supply of U.S. Treasury securities, and yields of U.S. Treasury bonds were down slightly for the fiscal year: The 30-year Treasury's yield fell from 6.05% to 5.89%. However, corporate bond issuance was brisk, putting downward pressure on prices and causing yields to rise.The overall investment-grade bond market, which includes Treasuries, government agency bonds, and corporate issues, returned 7.0%, as measured by the Lehman Aggregate Bond Index.

     For lower-quality bonds, yields rose and prices fell significantly, as investors grew wary of the ability of heavily indebted companies to service their debt in a slowing economy. The Lehman High Yield Bond Index returned a scant 1.0% during the fiscal year, as price declines of about -8.0% offset nearly all of the 9.0% income return for junk bonds.

FISCAL 2000 PERFORMANCE OVERVIEW

Vanguard Equity Income Fund's 6.3% return in the fiscal year ended September 30 was modestly behind the return for our peer-group and index benchmarks. That said, our performance was much farther behind broad market averages that were driven by the first-half surge in technology and telecommunications equipment stocks.

     Nonetheless, your fund's solid performance late in the fiscal year--when many tech stocks were crashing--highlighted the defensive qualities that a portfolio of high-yielding stocks can possess. We thank our shareholders for their patience during a period when value stocks with above-average dividend yields were out of favor. Indeed, at times it seemed that the markets had written off dividend income as inconsequential. But the compounding effect of dividend income remains a powerful force in shaping long-term total returns from stocks. Further, we believe that a well-diversified portfolio has exposure to both growth stocks and value stocks, such as those held by Equity Income Fund. Growth stocks have led the market during most of the past several years, but, if history repeats itself, we expect value stocks to also enjoy periods of dominance, as they have in the past.


TOTAL ASSETS MANAGED                    SEPTEMBER 30, 2000

                                      $ MILLION    PERCENT
----------------------------------------------------------
Newell Associates                        $1,245        51%
John A. Levin & Company, Inc.               575        24
Wellington Management Company, LLP          490        20
Cash Investments*                           110         5
----------------------------------------------------------
Total                                    $2,420       100%
----------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index futures to simulate investment in stocks;
 each adviser also maintains a modest cash position.

     Our shortfall versus broad market averages in fiscal 2000 was largely due to differences in sector holdings, which in turn were influenced by the fund's focus on higher-yielding stocks. For example, Equity Income Fund's average technology stake was less than 2% of assets because most tech stocks pay little or no dividends. By contrast, the tech sector accounted for nearly 27% of the S&P 500 Index and nearly 11% of the average equity income fund's assets. Given the sector's 21% return, any underweighting in this area hurt.

     Compared with the S&P 500 Index, our results were hurt by our larger stake in utilities and materials & processing stocks, both of which were laggards. In the utility group, we offset this disadvantage with good stock selection (our utility stocks generated a 3% return, versus -10% for those in the S&P 500). But our materials stocks fared even worse than the sector's -20% average return.

     Financial services, one of the fiscal year's strongest performers, was the fund's second-largest industry weighting, averaging 19% of equity assets. This helped in relation to the S&P 500 Index, where financial stocks had an average weighting of about 14%, but was a modest disadvantage in relation to the Russell 1000 Value Index, which had a 31% weighting in financial stocks.

     As you know, the fund employs three investment advisers, each of which uses its own methods for selecting securities. The table on page 3 shows the current allocation of assets among the advisers.

LONG-TERM PERFORMANCE OVERVIEW

A mutual fund's performance is best measured over the long haul. To that end, the table below presents the average annual returns for your fund, the average equity income fund, and three market benchmarks. It also presents the results of hypothetical $10,000 investments made ten years ago in the fund, its average peer, and the indexes.

     The Equity Income Fund's advantage over the average competitor amounted to more than $3,100 over the decade. Our record versus the unmanaged index benchmarks is not as good. The Russell 1000 Value Index is a fair yardstick for us, although not a precise fit, since some of its constituent stocks do not pay dividends and are thus off-limits to your fund. The Wilshire 5000 and S&P 500 indexes, of course, contain value and growth stocks--an advantage during the past decade, when growth stocks were the best performers.



TOTAL RETURNS                                        TEN YEARS ENDED
                                                  SEPTEMBER 30, 2000

                                    AVERAGE           FINAL VALUE OF
                                     ANNUAL                A $10,000
                                     RETURN       INITIAL INVESTMENT
--------------------------------------------------------------------
Vanguard Equity Income Fund           15.7%                  $42,910
Average Equity Income Fund            14.8                    39,756
Russell 1000 Value Index              17.9                    51,796
Wilshire 5000 Index                   19.3                    58,303
S&P 500 Index                         19.4                    59,081
--------------------------------------------------------------------

     One factor--operating costs--largely explains both our margin over our peer fund group and part of our shortfall versus our index benchmark. Vanguard Equity Income Fund's expense ratio is

0.43%,  or $4.30 per $1,000 of  assets,  versus the 1.38%  ($13.80  per  $1,000)
charged by the average equity income fund. Our expense advantage was almost precisely equal to our average margin over the peer group. Indexes, on the other hand, exist only on paper and don't incur operating or transaction costs (brokerage commissions, bid-asked spreads, and so on). Real-world funds do face these costs, which explain roughly one-third of our shortfall versus the Russell 1000 Value Index.

     Our goal is to provide long-term returns that beat those of both our peer funds and our index benchmark. We hope to improve our relative returns in future years, but believe that it's unlikely that we or the market will match the absolute returns seen during the past ten years. The stock market's performance during the 1990-2000 decade was one of its best ever; returns were far above long-term averages of 11% to 12% annually. We caution against extrapolating the returns of the past decade in your plans. If you make modest assumptions and the market exceeds them, then you'll just get to your objectives sooner. That's not a bad outcome.

IN SUMMARY

The financial markets amply demonstrated the importance of diversification during the past 12 months. Just when it seemed that a single hot sector of the stock market was the only place to be, technology-related stocks swooned and value stocks came to the fore. Bonds--the asset class many investors forgot in the excitement of the 1990s bull market in stocks--posted solid results.

     The one safe prediction for the next 12 months is that markets will continue to be quite unpredictable. But uncertainty and volatility--risk, to use a four-letter word--are inescapable for investors. We believe that a balanced investment program--a mix of short-term investments, bonds, and both growth and value stocks--can help you manage risk. After considering your objectives, time horizon, financial situation, and tolerance for market fluctuations, set a course and stay on it.

Sincerely,


/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

October 17, 2000

REPORT
  from the Advisers

VANGUARD EQUITY INCOME FUND'S 6.3% return during the fiscal year ended September 30, 2000, trailed the returns of the average equity income fund and the Russell 1000 Value Index by 1.9 and 2.6 percentage points, respectively.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisers believe that a fund made up of undervalued stocks, most of which offer high dividend yields compared to their past levels and to the overall market, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.
--------------------------------------------------------------------------------

     The fund's performance improved markedly in the second half of the fiscal year, as traditional value stocks and sectors (capital goods, energy, financial services, and electric utilities) found favor with investors. Earlier in the year, as in 1999, technology stocks had soared and nearly everything else languished, including dividend-paying stocks suitable for equity income portfolios.

THE INVESTMENT ENVIRONMENT

Given the high expectations inherent in the prices of many stocks, the recent slowing of growth in corporate profits has made the investment environment somewhat precarious. The U.S. economy is slowing because of a combination of higher interest rates, higher fuel prices, and a deceleration in growth for the technology sector. As the economy slows, corporations have a harder time increasing revenue. Yet higher energy prices and labor costs are putting upward pressure on companies' expenses. How these forces will play out is unclear, but the momentum-driven investment environment that we saw over the past several years is being severely challenged.

THE FUND'S SUCCESSES

The fund's significant weighting in health care stocks (about 12% of assets during the year, versus about 5% for the Russell 1000 Value Index and about 10% for the S&P 500 Index) was a plus, as this was one of the market's strongest sectors. HCA-Healthcare, Pharmacia, and Baxter were stellar performers.

     Within the utility sector--the fund's largest industry weighting during fiscal 2000--we outperformed our benchmarks in part because we had a larger stake in electric and gas utilities, which fared better than telephone utilities. The fund's emphasis on financial stocks also helped, since this group generally performed well. Strong performers for your fund included Marsh & McLennan, Mellon, and J.P. Morgan.

THE FUND'S SHORTFALLS

A key reason that Vanguard Equity Income Fund's return fell short of index benchmarks and, to a lesser extent, other equity income funds was our extremely light exposure to the technology sector and to tech-related companies in the producer durables group. Our paucity of tech holdings hurt because, although the sector tumbled late in the fiscal year, it did not surrender all of the huge gains won early in the year. We have seen consistently in recent years that when stocks suitable for equity income funds (good-quality firms paying relatively high dividend yields) have performed well, tech stocks have been weak. Conversely, our kind of stocks have lagged badly when tech stocks have been strong.

     The fund also suffered from a relatively large stake in basic material stocks, which got hammered by higher energy prices and by concern that demand for these companies' products would fall as the economy slowed. Sharp declines in telecom stocks also hurt, particularly in the second half of the year.

     A list of significant changes in our holdings, with comments, is on page 8.

THE FUND'S POSITION

Overshadowed by the tech sector's popularity, many industry groups have already had significant price declines and are at much more rational valuations. An example is the materials & processing group, where prices may have fallen further than is justified by the deceleration in global economic growth. In comparison with the broad market, we remain overweighted in the materials & processing, financial services, and energy sectors. These groups are likely to benefit if technology companies are unable to maintain their rapid growth rates.

     Technology stocks make up less than 2% of the fund, versus more than 25% for the S&P 500 Index and about 5% for the Russell 1000 Value Index. We remain underweighted in tech stocks. Despite the correction in tech stocks in the second half of the fiscal year, even those that pay some dividends are at prices that are too high for a conservative equity income fund.

     In seeking to balance risk and the opportunity for return, we continue to believe in broad diversification and continue to seek solid income from our holdings. The average dividend yield of our holdings is 2.5%, more than twice the 1.1% yield of the S&P 500 Index.

Newell Associates
John A. Levin & Company, Inc.
Wellington Management Company, LLP

October 13, 2000

PORTFOLIO CHANGES                     FISCAL YEAR ENDED SEPTEMBER 30, 2000

ADDITIONS                         COMMENTS
--------------------------------------------------------------------------
Hewlett-Packard*                  One  of  the  best  growth  profiles
                                  among  established  tech companies.
--------------------------------------------------------------------------
Sara Lee                          An inexpensive food stock whose
                                  restructuring should lead to relatively
                                  predictable earnings growth.
--------------------------------------------------------------------------
U.S. Bancorp                      A high-quality super-regional bank
                                  selling at an attractive price.
--------------------------------------------------------------------------
Kimberly-Clark                    Solid earnings outlook and good
                                  management execution.
--------------------------------------------------------------------------


REDUCTIONS
--------------------------------------------------------------------------
BP Amoco                          Achieved target price.
--------------------------------------------------------------------------
Exxon Mobil                       Reduced holding as price appreciated.
--------------------------------------------------------------------------
Pharmacia                         Reduced stake as price approached target.
--------------------------------------------------------------------------
Seagate Technology**              Sold after strong price rise made
                                  it fully valued.
--------------------------------------------------------------------------
 *New holding in portfolio.
**Eliminated from portfolio.


                                                                      See page13
                                                                  for a complete
                                                                  listing of the
                                                                fund's holdings.

FUND PROFILE                                            As of September 30, 2000
     for Equity Income Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

--------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                                  WILSHIRE
                            EQUITY INCOME        BEST FIT*            5000
--------------------------------------------------------------------------
Number of Stocks                      169              742           6,793
Median Market Cap                  $31.6B           $39.9B          $46.8B
Price/Earnings Ratio                19.4x            20.0x           31.5x
Price/Book Ratio                     3.1x             3.2x            4.7x
Yield                                2.5%             1.8%            1.1%
Return on Equity                    20.5%            20.4%           22.4%
Earnings Growth Rate                 6.7%            11.0%           17.2%
Foreign Holdings                     5.6%             0.0%            0.0%
Turnover Rate                         36%               --              --
Expense Ratio                       0.43%               --              --
Cash Investments                     1.1%               --              --
--------------------------------------------------------------------------


--------------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

Exxon Mobil Corp.                    3.7%
  (oil)
Verizon Communications               3.6
  (telecommunications)
BP Amoco PLC ADR                     2.2
  (oil)
SBC Communications Inc.              2.0
  (telecommunications)
Bristol-Myers Squibb Co.             1.9
  (pharmaceuticals)
General Electric Co.                 1.8
  (conglomerate)
American Home Products Corp.         1.7
  (pharmaceuticals)
Pharmacia Corp.                      1.6
  (pharmaceuticals)
Marsh & McLennan Cos., Inc.          1.4
  (financial services)
AT&T Corp.                           1.4
  (telecommunications)
--------------------------------------------
  Top Ten                           21.3%
--------------------------------------------


--------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                  WILSHIRE
                            EQUITY INCOME        BEST FIT*            5000
--------------------------------------------------------------------------
R-Squared                            0.38             0.55            1.00
Beta                                 0.54             0.74            1.00
--------------------------------------------------------------------------


--------------------------------------------------------------------------
SECTOR DIVERSIFICATION
(% OF COMMON STOCKS)
                                                                  WILSHIRE
                            EQUITY INCOME        BEST FIT*            5000
--------------------------------------------------------------------------
Auto & Transportation                2.5%             3.0%            1.6%
Consumer Discretionary               5.7              9.2            12.6
Consumer Staples                     8.4              7.4             4.8
Financial Services                  22.6             32.0            16.7
Health Care                         12.4              8.3            11.9
Integrated Oils                     12.5              7.3             3.0
Other Energy                         2.3              2.7             2.8
Materials & Processing               4.8              3.6             2.3
Producer Durables                    3.6              3.4             3.3
Technology                           1.6              4.9            27.7
Utilities                           19.5             15.6             8.2
Other                                4.1              2.6             5.1
--------------------------------------------------------------------------
*Russell 1000 Value Index.


--------------------------------------------------------------------------

--------------------------------------------------------------------------
INVESTMENT FOCUS

[GRID APPEARS HERE]

  MARKET CAP          LARGE
  STYLE               VALUE
--------------------------------------------------------------------------

                                                             [PHOTO OF COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                                fund information

GLOSSARY
  of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  for Equity Income Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)     SEPTEMBER 30, 1990-SEPTEMBER 30, 2000

[CHART]

                      EQUITY INCOME FUND      RUSSELL 1000 VALUE INDEX
------------------------------------------------------------------------
1991                                26.5                          28.9
1992                                12.3                          12.4
1993                                19.2                          25.4
1994                                -2.2                          -0.7
1995                                24.8                          27.7
1996                                18.2                          17.9
1997                                34.2                          42.3
1998                                 9.5                           3.6
1999                                12.6                          18.7
2000                                 6.3                           8.9
------------------------------------------------------------------------
See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.
------------------------------------------------------------------------



------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                   SEPTEMBER 30, 1990-SEPTEMBER 30, 2000

[CHART]

                                  AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED SEPTEMBER 30, 2000   FINAL VALUE
                               ---------------------------------  OF A $10,000
                                 1 YEAR     5 YEARS    10 YEARS     INVESTMENT
------------------------------------------------------------------------------
Equity Income Fund                  6.28%     15.76%      15.68%       $42,910
Average Equity Income Fund*         8.17      13.76       14.80         39,756
Russell 1000 Value Index            8.91      17.59       17.88         51,796
Wilshire 5000 Index                17.67      20.46       19.28         58,303
S&P 500 Index                      13.28      21.69       19.44         59,081
------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2000


                                                                10 YEARS
                            INCEPTION                    -----------------------
                                 DATE   1 YEAR  5 YEARS  CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Equity Income Fund          3/21/1988    6.28%   15.76%   11.12%   4.56%  15.68%
--------------------------------------------------------------------------------

A REPORT
  on Your Fund's After-Tax Returns

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and cannot be used to predict future tax efficiency.

     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.



PRE-TAX AND AFTER-TAX                           PERIODS ENDED SEPTEMBER 30, 2000
AVERAGE ANNUAL TOTAL RETURNS

                              ONE YEAR        FIVE YEARS          TEN YEARS
                        --------------------------------------------------------
                        PRE-TAX AFTER-TAX  PRE-TAX AFTER-TAX  PRE-TAX AFTER-TAX
--------------------------------------------------------------------------------
Vanguard Equity Income
  Fund                      6.3%      4.1%    15.8%     13.5%    15.7%     13.3%
Average Large Value
  Fund*                     9.6       7.5     14.6      11.8     15.6      12.9
--------------------------------------------------------------------------------
*Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

     We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.
--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

                                                             [PHOTO OF COMPUTER]
                                        You can use Vanguard's online  after-tax
                                                            return calculator at
                                                      www.vanguard.com/?aftertax
                                                    to customize the calculation
                                                       of your after-tax return.

FINANCIAL STATEMENTS
  September 30, 2000


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
EQUITY INCOME FUND                                 SHARES        (000)
----------------------------------------------------------------------
COMMON STOCKS (92.8%)(1)
----------------------------------------------------------------------
AUTO & TRANSPORTATION (2.3%)
  Ford Motor Co.                                  751,239       19,016
  Norfolk Southern Corp.                          694,358       10,155
  Eaton Corp.                                     120,000        7,395
  Union Pacific Corp.                             187,700        7,297
  Genuine Parts Co.                               233,346        4,448
  CSX Corp.                                       164,200        3,582
  The Goodyear Tire & Rubber Co.                  140,100        2,522
  Visteon Corp.                                    60,634          917
                                                         -------------
                                                                55,332
                                                         -------------
CONSUMER DISCRETIONARY (5.3%)
  Kimberly-Clark Corp.                            453,175       25,293
  Tribune Co.                                     437,200       19,073
  May Department Stores Co.                       671,004       13,756
  Eastman Kodak Co.                               277,724       11,352
  Gillette Co.                                    303,700        9,377
  Black & Decker Corp.                            241,000        8,239
  The McGraw-Hill Cos., Inc.                      114,900        7,303
  Avon Products, Inc.                             168,700        6,896
  J.C. Penney Co., Inc.                           573,280        6,772
  Sears, Roebuck & Co.                            135,129        4,381
  The Stanley Works                               184,400        4,253
  Gannett Co., Inc.                                67,000        3,551
  Whirlpool Corp.                                  84,400        3,281
  Newell Rubbermaid, Inc.                         138,400        3,157
  International Flavors &
    Fragrances, Inc.                              102,400        1,869
                                                         -------------
                                                               128,553
                                                         -------------
CONSUMER STAPLES (7.8%)
  Sara Lee Corp.                                1,274,500       25,888
  Philip Morris Cos., Inc.                        870,350       25,621
  Anheuser-Busch Cos., Inc.                       546,200       23,111
  Procter & Gamble Co.                            252,800       16,938
  PepsiCo, Inc.                                   278,900       12,829
  Nabisco Holdings Corp. Class A                  229,400       12,330
  H.J. Heinz Co.                                  297,240       11,016
  The Coca-Cola Co.                               185,800       10,242
  The Quaker Oats Co.                              87,800        6,947
  Bestfoods                                        86,701        6,308
  General Mills, Inc.                             172,700        6,131
  The Clorox Co.                                  143,200        5,665
  Kellogg Co.                                     209,100        5,058
  Albertson's, Inc.                               209,800        4,406
  Hershey Foods Corp.                              78,900        4,270
  ConAgra Foods, Inc.                             193,600        3,884
  Campbell Soup Co.                               146,500        3,791
  UST, Inc.                                       138,900        3,177
  Ralston-Ralston Purina Group                     78,600        1,862
                                                         -------------
                                                               189,474
                                                         -------------

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
EQUITY INCOME FUND                                 SHARES        (000)
----------------------------------------------------------------------
FINANCIAL SERVICES (21.0%)
  Marsh & McLennan Cos., Inc.                     264,000    $  35,046
  Bank of America Corp.                           615,723       32,248
  American General Corp.                          348,900       27,214
  U.S. Bancorp                                    984,749       22,403
  J.P. Morgan & Co., Inc.                         135,400       22,121
  Washington Mutual, Inc.                         518,210       20,631
  Ace, Ltd.                                       516,000       20,253
  Bank One Corp.                                  483,222       18,664
  FleetBoston Financial Corp.                     462,799       18,049
  CIGNA Corp.                                     170,000       17,748
  Aon Corp.                                       433,100       16,999
  XL Capital Ltd. Class A                         209,300       15,384
* John Hancock Financial
  Services, Inc.                                  540,800       14,534
  The Bank of New York Co., Inc.                  246,400       13,814
  First Union Corp.                               427,530       13,761
  Wachovia Corp.                                  240,135       13,613
  Lincoln National Corp.                          282,300       13,586
  Equity Residential Properties
    Trust REIT                                    280,000       13,440
  KeyCorp                                         496,170       12,559
  The Chase Manhattan Corp.                       267,885       12,373
  National City Corp.                             544,600       12,049
  PNC Financial Services Group                    172,594       11,219
  First Data Corp.                                286,150       11,178
  Mellon Financial Corp.                          231,400       10,731
  Equity Office Properties
    Trust REIT                                    345,000       10,717
  The Chubb Corp.                                 130,101       10,294
  Merrill Lynch & Co., Inc.                       153,632       10,140
  MBIA, Inc.                                      140,000        9,957
  St. Paul Cos., Inc.                             194,833        9,608
  Citigroup, Inc.                                 170,666        9,227
  Fannie Mae                                      101,800        7,279
  Wells Fargo Co.                                 123,165        5,658
  Northern Trust Corp.                             63,300        5,626
  SAFECO Corp.                                    169,500        4,619
  Sun Communities, Inc. REIT                      110,000        3,479
  Crescent Real Estate, Inc. REIT                 100,000        2,231
                                                         -------------
                                                             $ 508,452
                                                         -------------
HEALTH CARE (11.5%)
  Bristol-Myers Squibb Co.                        795,100       45,420
  American Home Products Corp.                    735,000       41,573
  Pharmacia Corp.                                 662,800       39,892
  Merck & Co., Inc.                               438,200       32,619
  Glaxo Wellcome PLC ADR                          371,700       22,465
  Baxter International, Inc.                      262,359       20,940
  Eli Lilly & Co.                                 241,700       19,608
  Abbott Laboratories                             325,200       15,467
  Johnson & Johnson                               151,600       14,241
  Aetna Inc.                                      206,200       11,972
  SmithKline Beecham PLC ADR                      119,600        8,207
  Schering-Plough Corp.                           106,600        4,957
                                                         -------------
                                                             $ 277,361
                                                         -------------
INTEGRATED OILS (11.6%)
  Exxon Mobil Corp.                             1,013,682       90,344
  BP Amoco PLC ADR                                999,926       52,996
  Texaco Inc.                                     604,800       31,752
  Royal Dutch Petroleum
    Co. ADR                                       384,900       23,070
  Chevron Corp.                                   268,446       22,885
  Unocal Corp.                                    484,300       17,162
  Shell Transport &
    Trading Co. ADR                               275,000       13,458
  Conoco Inc. Class A                             479,500       12,527
  USX-Marathon Group                              400,100       11,353
  Phillips Petroleum Co.                           97,100        6,093
                                                         -------------
                                                             $ 281,640
                                                         -------------
OTHER ENERGY (2.1%)
  Williams Cos., Inc.                             300,600       12,700
  Schlumberger Ltd.                               150,200       12,363
  Burlington Resources, Inc.                      210,000        7,731
  Baker Hughes, Inc.                              174,400        6,475
  Sunoco, Inc.                                    154,000        4,148
  Ultramar Diamond
    Shamrock Corp.                                160,900        4,083
  Ashland, Inc.                                   110,000        3,706
                                                         -------------
                                                             $  51,206
                                                         -------------
MATERIALS & PROCESSING (4.5%)
  Dow Chemical Co.                              1,103,887       27,528
  E.I. du Pont de Nemours & Co.                   554,027       22,957
  Weyerhaeuser Co.                                362,200       14,624
  Alcoa Inc.                                      400,000       10,125
  International Paper Co.                         317,252        9,101
  Eastman Chemical Co.                            204,500        7,554
  Engelhard Corp.                                 305,000        4,956
  Temple-Inland Inc.                               84,300        3,193
  The Timber Co.                                  103,700        2,787
  USX-U.S. Steel Group                            170,000        2,582
  Crown Cork & Seal Co., Inc.                     215,923        2,308
* Energizer Holdings, Inc.                       11,100          272
                                                         -------------
                                                             $ 107,987
                                                         -------------
PRODUCER DURABLES (3.3%)
  Emerson Electric Co.                            311,859       20,895
  United Technologies Corp.                       192,116       13,304
  Caterpillar, Inc.                               271,464        9,162
  Xerox Corp.                                     514,700        7,753
  The Boeing Co.                                  116,800        7,358
  Cooper Industries, Inc.                         200,000        7,050
  Pitney Bowes, Inc.                              155,700        6,140
  Lockheed Martin Corp.                           171,100        5,639
  Deere & Co.                                     100,746        3,350
                                                         -------------
                                                             $  80,651
                                                         -------------

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
EQUITY INCOME FUND                                 SHARES        (000)
----------------------------------------------------------------------
TECHNOLOGY (1.5%)
  Hewlett-Packard Co.                              90,500  $     8,778
  Compaq Computer Corp.                           286,500        7,902
  Electronic Data Systems Corp.                   189,400        7,860
  Rockwell International Corp.                    199,900        6,047
  International Business
    Machines Corp.                                 49,400        5,557
                                                         -------------
                                                           $    36,144
                                                         -------------
UTILITIES (18.1%)
  Verizon Communications                        1,775,457       85,999
  SBC Communications Inc.                         976,372       48,819
  AT&T Corp.                                    1,155,052       33,930
* Qwest Communications
  International Inc.                              657,836       31,617
  BellSouth Corp.                                 773,604       31,138
  FPL Group, Inc.                                 373,335       24,547
  SCANA Corp.                                     534,027       16,488
  Potomac Electric Power Co.                      633,600       15,959
  Southern Co.                                    470,910       15,275
  Duke Energy Corp.                               152,752       13,098
  DTE Energy Co.                                  305,900       11,701
  Pinnacle West Capital Corp.                     206,900       10,526
  Allegheny Energy, Inc.                          272,000       10,387
  Dominion Resources, Inc.                        171,082        9,933
  American Electric Power
    Co., Inc.                                     250,460        9,799
  Questar Corp.                                   317,600        8,833
  Constellation Energy Group                      158,150        7,868
  Edison International                            392,640        7,583
  PECO Energy Corp.                               115,000        6,965
  KeySpan Corp.                                   172,700        6,930
  NICOR, Inc.                                     172,700        6,250
  TXU Corp.                                       153,096        6,066
  National Fuel Gas Co.                           100,000        5,606
  ScottishPower PLC ADR                           182,845        5,497
  Xcel Energy, Inc.                               147,000        4,042
  Sprint Corp.                                     68,700        2,014
  Washington Gas Light Corp.                       60,000        1,612
                                                         -------------
                                                           $   438,482
                                                         -------------

OTHER (3.8%)
  General Electric Co.                            753,800       43,485
  Minnesota Mining &
    Manufacturing Co.                             288,707       26,308
  Honeywell International Inc.                    409,162       14,576
  Fortune Brands, Inc.                            147,531        3,910
  Brunswick Corp.                                 112,100        2,046
                                                         -------------
                                                           $    90,325
                                                         -------------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $1,518,073)                                        $ 2,245,607
----------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.5%)
----------------------------------------------------------------------
  Owens-Illinois Inc. 4.75%
    Cvt. Pfd.                                     294,400        5,078
  Crown Castle International
    Corp. 6.25% Cvt. Pfd.                          89,600        4,542
  Loral Space & Communications
    Ltd. 6.00% Cvt. Pfd.                          137,200        2,641
----------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $23,463)                                                12,261
----------------------------------------------------------------------

                                                     FACE
                                                   AMOUNT
                                                    (000)
----------------------------------------------------------------------
CONVERTIBLE BONDS (1.1%)
----------------------------------------------------------------------
Hewlett Packard Co. Cvt.
  0.00%, 10/14/2017                              $ 23,000       16,747
Security Capital U.S. Realty Cvt.
  2.00%, 5/22/2003                                  8,300        6,183
Waste Management Inc. Cvt.
  4.00%, 2/1/2002                                   4,000        3,740
----------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
  (Cost $26,655)                                                26,670
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.3%)(1)
----------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
  (2) 6.57%, 10/19/2000                             6,000        5,982
FEDERAL NATIONAL MORTGAGE ASSN.
  (2) 6.55%, 11/2/2000                              2,000        1,988
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  6.50%, 10/2/2000                                145,756      145,756
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $153,726)                                              153,726
----------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
  (Cost $1,721,917)                                          2,438,264
----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
EQUITY INCOME FUND                                                (000)
-----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
-----------------------------------------------------------------------
Other Assets--Note C                                            16,391
Liabilities                                                    (34,582)
                                                         --------------
                                                               (18,191)
-----------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------
Applicable to 100,593,999 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                  $2,420,073
=======================================================================
NET ASSET VALUE PER SHARE                                        $24.06
=======================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 97.3% and 1.8%, respectively, of net assets.
See Note F in Notes to Financial Statements.
(2)Securities with an aggregate value of $7,970,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

---------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
---------------------------------------------------------
                                       AMOUNT        PER
                                        (000)      SHARE
---------------------------------------------------------
Paid in Capital--Note E           $ 1,593,940    $ 15.85
Undistributed Net
  Investment Income                       277         --
Accumulated Net
  Realized Gains--Note E              112,533       1.12
Unrealized Appreciation
  (Depreciation)--Note F
  Investment Securities               716,347       7.12
  Futures Contracts                   (3,024)       (.03)
---------------------------------------------------------
NET ASSETS                         $2,420,073     $24.06
=========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss)
realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.
-------------------------------------------------------------------------------
                                                            EQUITY INCOME FUND
                                                 YEAR ENDED SEPTEMBER 30, 2000
                                                                         (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                           $ 67,203
  Interest                                                              10,378
  Security Lending                                                          91
-------------------------------------------------------------------------------
  Total Income                                                          77,672
-------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                            4,131
    Performance Adjustment                                                (561)
  The Vanguard Group--Note C
    Management and Administrative                                        6,929
    Marketing and Distribution                                             372
  Custodian Fees                                                            53
  Auditing Fees                                                             17
  Shareholders' Reports                                                     94
  Trustees' Fees and Expenses                                                4
-------------------------------------------------------------------------------
  Total Expenses                                                        11,039
  Expenses Paid Indirectly--Note D                                        (458)
-------------------------------------------------------------------------------
  Net Expenses                                                          10,581
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   67,091
-------------------------------------------------------------------------------
REALIZED NET GAIN
-------------------------------------------------------------------------------
  Investment Securities Sold                                           128,252
  Futures Contracts                                                      9,516
-------------------------------------------------------------------------------
REALIZED NET GAIN                                                      137,768
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                (86,778)
  Futures Contracts                                                      3,598
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (83,180)
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $121,679
===============================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------
                                                         EQUITY INCOME FUND
                                                      YEAR ENDED SEPTEMBER 30,
                                                    ---------------------------
                                                             2000         1999
                                                            (000)        (000)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $ 67,091     $ 75,905
  Realized Net Gain                                       137,768      109,251
  Change in Unrealized Appreciation (Depreciation)        (83,180)     108,420
-------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations    121,679      293,576
-------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                   (69,729)     (78,305)
  Realized Capital Gain                                  (105,954)     (87,951)
-------------------------------------------------------------------------------
  Total Distributions                                    (175,683)    (166,256)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                  366,363      931,840
  Issued in Lieu of Cash Distributions                    157,861      149,024
  Redeemed                                             (1,058,890)    (576,972)
-------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share
    Transactions                                         (534,666)     503,892
-------------------------------------------------------------------------------
  Total Increase (Decrease)                              (588,670)     631,212
-------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                     3,008,743    2,377,531
-------------------------------------------------------------------------------
  End of Year                                          $2,420,073   $3,008,743
===============================================================================
(1)Shares Issued (Redeemed)
  Issued                                                   15,846       37,304
  Issued in Lieu of Cash Distributions                      6,823        6,175
  Redeemed                                                (46,700)     (23,137)
-------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding           (24,031)      20,342
===============================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------
                                                                              EQUITY INCOME FUND
                                                                           YEAR ENDED SEPTEMBER 30,
                                                        -----------------------------------------------------

For a Share Outstanding Throughout Each Year                2000       1999        1998       1997      1996
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                        $24.14     $22.80      $22.28     $17.69    $15.65
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .62        .64         .64        .64       .63
  Net Realized and Unrealized Gain (Loss)on Investments      .81       2.20        1.44       5.17      2.18
-------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        1.43       2.84        2.08       5.81      2.81
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.64)      (.67)       (.67)      (.64)     (.60)
  Distributions from Realized Capital Gains                 (.87)      (.83)       (.89)      (.58)     (.17)
-------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (1.51)     (1.50)      (1.56)     (1.22)     (.77)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $24.06     $24.14      $22.80     $22.28    $17.69
=============================================================================================================
TOTAL RETURN                                               6.28%     12.56%       9.54%     34.17%    18.22%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                      $2,420     $3,009      $2,378     $1,948    $1,309
  Ratio of Total Expenses to Average Net Assets            0.43%      0.41%       0.39%      0.45%     0.42%
  Ratio of Net Investment Income to Average Net Assets     2.59%      2.59%       2.80%      3.25%     3.69%
  Portfolio Turnover Rate                                    36%        18%         23%        22%       21%
=============================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Newell Associates, John A. Levin & Co., Inc., and Wellington Management Company, llp, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee for John A. Levin & Co., Inc. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years.

     Prior to January 1, 2000, Spare, Kaplan, Bischel & Associates served as adviser to the fund. Effective January 1, 2000, assets managed by Spare, Kaplan, Bischel & Associates were transferred to Wellington Management Company, llp.

     The Vanguard Group manages the cash reserves of the fund on an at-cost basis.
     For the year ended September 30, 2000, the aggregate advisory fee represented an effective annual basic rate of 0.16% of the fund's average net assets before a decrease of $561,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2000, the fund had contributed capital of $435,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.4% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $447,000 and $11,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the year ended September 30, 2000, the fund purchased $865,902,000 of investment securities and sold $1,428,329,000 of investment securities other than temporary cash investments.
     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $17,085,000 from accumulated net realized gains to paid in capital.

F. At September 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $716,347,000, consisting of unrealized gains of $839,600,000 on securities that had risen in value since their purchase and $123,253,000 in unrealized losses on securities that had fallen in value since their purchase.
     At September 30, 2000, the aggregate settlement value of open futures contracts expiring in December 2000 and the related unrealized depreciation were:

------------------------------------------------------------------------------
                                                        (000)
                                             ----------------------------
                                             AGGREGATE
                          NUMBER OF         SETTLEMENT              UNREALIZED
FUTURES CONTRACTS    LONG CONTRACTS              VALUE            DEPRECIATION
------------------------------------------------------------------------------
S&P 500 Index                   242            $87,949                $(2,803)

S&P MidCap 400 Index             81             22,085                   (221)
------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for federal income tax purposes.

REPORT
   of Independent Accountants

To the Shareholders and Trustees of Vanguard Equity Income Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 1, 2000






--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD EQUITY INCOME FUND

This information for the fiscal year ended September 30, 2000, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $84,265,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 85.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE VANGUARD(R)
  Family of Funds

STOCK FUNDS

500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
 Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
 Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
 Appreciation Fund
Tax-Managed Growth and
 Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
 Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
 Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
 Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS

Admiral(TM) Intermediate-Term
 Treasury Fund
Admiral(TM) Long-Term
 Treasury Fund
Admiral(TM) Short-Term
 Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term
 Tax-Exempt Fund
Intermediate-Term Bond
 Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
 Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS

Admiral(TM) Treasury Money
 Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
 (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN

Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio




For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 John C. Bogle
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600



ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard &  Poor's(R),  S&P(R),  S&P  500(R),  Standard & Poor's 500,  500,  S&P
MidCap400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


                                                (C)2000 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q650  112000

VANGUARD(R) GROWTH EQUITY FUND

ANNUAL REPORT

[PHOTO OF SHIP]

SEPTEMBER 30, 2000

[A MEMBER OF THE VANGUARD GROUP(R) LOGO]

OUR REPORTS TO
  THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

     We've introduced several changes to this year's annual report to make it even more useful. Among the changes:

     **Larger type and redesigned graphics to make the reports easier to read.

     **An at-a-glance summary of key points about fund performance and the financial markets.

     **A table--included for many funds--in which the investment adviser highlights significant changes in holdings.

     **Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.

     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

** Vanguard Growth Equity Fund returned 51.1% during the fiscal year ended September 30, 2000.

**Growth Equity Fund joined The Vanguard Group on June 12.

**The fund employs an aggressive investment approach, and should be expected to experience periods of weak performance.



CONTENTS

 1 Letter from the Chairman

 6 Report from the Adviser

 8 Fund Profile

 9 Glossary of Investment Terms

10 Performance Summary

11 Report on After-Tax Returns

12 Financial Statements

20 Report of Independent Accountants

LETTER
 from the Chairman


Fellow Shareholders,

This is the first of my reports to the investors in vanguard growth equity fund. I extend a sincere welcome to shareholders who are new to Vanguard.

2000 TOTAL RETURNS           FISCAL YEAR ENDED
                                  SEPTEMBER 30
----------------------------------------------
Vanguard Growth Equity Fund              51.1%
Average Large-Cap Growth Fund*           30.3
Russell 1000 Growth Index                23.4
Wilshire 5000 Index                      17.7
----------------------------------------------
*Derived from data provided by Lipper Inc.

     Before June 12, 2000, Turner Investment Partners of Berwyn, Pennsylvania, sponsored your fund and managed its investments. Under a reorganization approved by shareholders, the fund joined The Vanguard Group on June 12. We assumed responsibility for fund distribution and shareholder service, while Turner remained the fund's investment adviser. Neither the fund's investment objective--to provide long-term capital appreciation--nor its investment strategies changed.

     During the 12 months ended September 30, those strategies proved remarkably successful, as the Growth Equity Fund posted a tremendous total return of 51.1%. This figure is based on an increase in net asset value from $15.88 per share on September 30, 1999, to $18.68 per share on September 30, 2000, and a distribution of $4.52 per share in net realized capital gains. The fund did not distribute any dividends during the period.



MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED SEPTEMBER 30, 2000

                                                 ONE        THREE         FIVE
STOCKS                                          YEAR        YEARS        YEARS
-------------------------------------------------------------------------------
S&P 500 Index (Large caps)                      13.3%        16.4%        21.7%
Russell 2000 Index (Small caps)                 23.4          6.0         12.4
Wilshire 5000 Index (Entire market)             17.7         15.6         20.5
MSCI EAFE Index (International)                  3.4          7.7          8.9
-------------------------------------------------------------------------------
BONDS

Lehman Aggregate Bond Index (Entire market)      7.0%         5.9%         6.5%
Lehman 10 Year Municipal Bond Index              6.4          4.8          5.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                       5.6          5.2          5.2
===============================================================================
CPI

Consumer Price Index                             3.5%         2.5%         2.5%
-------------------------------------------------------------------------------

     The table above compares your fund's total return with the results for competing mutual funds and two unmanaged indexes--one that serves as a benchmark for your fund (the Russell 1000 Growth Index) and a broader one that tracks the performance of the overall stock market (the Wilshire 5000 Total Market Index). As you can see, your fund shone in all comparisons.

FINANCIAL MARKETS IN REVIEW

Stocks ended 1999 in fine fashion but proceeded in 2000 to remind investors just how risky they can be. In five of the year's first nine months, the overall stock market declined. Share prices were particularly volatile for smaller stocks, which rose or fell by 10% or more in February, April, June, and August. On balance, stocks declined slightly during the nine months ended September 30. For the full fiscal year, however, the overall market, as measured by the Wilshire 5000 Index, gained 17.7%. Small- and mid-capitalization stocks, as measured by the Wilshire 4500 Completion Index, led the way, climbing 34.8%. Bonds, as measured by the Lehman Aggregate Bond Index, rose 7.0% during the 12-month period.

     Leadership within the market switched during the period. Growth stocks--both large and small--dominated the first half of the year, but value stocks performed better in the second half. The turning point came in March, soon after the technology-laden Nasdaq Composite Index surpassed 5,000 for the first time. That's when investors appeared to become worried about rising interest rates, corporate earnings, and stock valuations. A movement toward so-called old economy stocks helped to erase nearly one-fifth of the value of the Nasdaq during the six months ended September 30.

--------------------------------------------------------------------------------
The domestic economy continued to expand, setting a record in the process.
--------------------------------------------------------------------------------

     Amid the equity markets'gyrations, the domestic economy set a record, concluding its 107th consecutive month of growth at the end of February, one month better than during the expansion of 1961-1969. The economy's growth continued throughout the fiscal year. About 6% more goods and services were produced in the second quarter of this year than in the same period a year earlier, even after adjusting for inflation. Slower growth was seen during the July-September period, however, as rising interest rates slowed consumer spending on such big-ticket items as houses and cars.

     The Federal Reserve Board concluded that strong economic growth and low unemployment--the U.S. jobless rate fluctuated around 4% of the workforce during the fiscal year--created a high risk of rising inflation. In response, it boosted the federal funds rate four times by a total of 125 basis points (1.25 percentage points). In all, the Fed has raised its target for short-term interest rates by 175 basis points since June 1999. Short-term rates complied; the yield on 90-day U.S. Treasury bills climbed 136 basis points, to 6.21%, during the year ended September 30. However, the yield on long-term Treasuries declined slightly, to 5.89%, as their supply dwindled.

FISCAL 2000 PERFORMANCE OVERVIEW

The Growth  Equity Fund had great success  during the 12 months ended  September
30. The fund's 51.1% total return, which was nearly three times the return of the overall stock market and more than 20 percentage points better than the average gain of peer funds, was simply terrific.

     Of course, such a result is not attainable without the assumption of considerable risk. The Growth Equity Fund's investment approach begins with a policy of remaining "sector neutral" relative to the Russell 1000 Growth Index, which comprises most of the 1,000 largest U.S. stocks. This means that the size of the fund's investment in any given economic sector will roughly match that sector's weighting in the index. (For example, the fund's 54% stake in technology stocks at fiscal year-end was just a bit larger than the index's.) The fund's investment adviser, Turner Investment Partners, believes that the alternate approach--"over-" or "underweighting" sectors--leads to erratic investment performance. The adviser seeks to avoid undue exposure to any one company by limiting the amount of fund assets that may be invested in a single stock. The limit is based on the company's representation in (or absence from) the index.

--------------------------------------------------------------------------------
In an effort to capitalize on market volatility, the fund's adviser trades its holdings extremely quickly.
--------------------------------------------------------------------------------

     The net effect of these policies is a fund that emphasizes stock selection. The adviser reasons that if it picks the best stocks in each sector, the fund will provide relatively strong results. In an effort to capitalize on market volatility, Turner trades its holdings extremely quickly. During the 12 months ended September 30, for example, the fund's turnover rate was 303%. This means that, on average, the fund held a stock for about four months. It is difficult for any investor to consistently choose the best times to buy and sell a stock. As a result, it must be recognized that, due to its aggressive stance, an investment in Growth Equity Fund entails significant risk. The fund will inevitably go through periods of weak performance on both an absolute and a relative basis.

     The fund delivered impressive results during the fiscal year ended September 30 primarily because the adviser held the right technology stocks at the right times. For example, a position in i2 Technologies proved rewarding. Shares of the e-business company rose due, in part, to the European Union's approval of the company's business-to-business Internet marketplace software. The fund also outperformed the Russell 1000 Growth Index by sidestepping some poor performers, such as Lucent Technologies (-53% during the fiscal year). On the downside, an investment in Internet Capital Group (-53% during the third quarter) detracted a bit from the fund's performance.

--------------------------------------------------------------------------------
The fund delivered impressive results primarily because the adviser held the right technology stocks at the right times.
--------------------------------------------------------------------------------

     Our discussion of the fund's fiscal-year result would not be complete if we did not acknowledge that many of our shareholders participated only modestly in the fund's advance. Specifically, the fund returned 3.3%, a bit less than the overall market and competing funds, between June 12--when the Growth Equity Fund joined The Vanguard Group--and September 30. The fund's reorganization, of course, had no bearing on its performance over the next 31/2 months. And in any event, nothing of consequence can be inferred from the results of such a brief period.

LONG-TERM PERFORMANCE OVERVIEW

Of course, a fund's 12-month performance tells only part of the story. A useful evaluation of any mutual fund requires a review of long-term performance. The adjacent table presents the average annual returns of the Growth Equity Fund and its comparative standards since the fund's inception date. It also presents the results of hypothetical $10,000 investments made on March 11, 1992, in the fund, its average competitor, and the unmanaged indexes we use to measure the fund's performance.



TOTAL RETURNS                                      MARCH 11, 1992,* TO
                                                    SEPTEMBER 30, 2000

                                    AVERAGE             FINAL VALUE OF
                                     ANNUAL                  A $10,000
                                     RETURN         INITIAL INVESTMENT
----------------------------------------------------------------------
Vanguard Growth Equity Fund**          22.5%                   $56,878
Average Large-Cap Growth Fund          19.9                     47,295
Russell 1000 Growth Index              20.0                     47,478
Wilshire 5000 Index                    18.0                     41,060
----------------------------------------------------------------------
 *The fund's inception date.
**Prior to June 12, 2000, the fund was organized as Turner Growth
  Equity Fund.

     As you can see, the Growth Equity Fund enjoys an excellent long-term record. Our advantage over the Russell 1000 Growth Index during the eight and one-half years amounted to $9,400. And against the broad stock market (measured by the Wilshire 5000 Index), the fund's margin totaled nearly $16,000. Indexes make formidable competitors because they are theoretical constructs that incur no operating or transactions costs. The average stock mutual fund, in contrast, operates at a cost equal to more than 1% of its net assets, and loses perhaps another 1% of assets to transaction costs. To post the same result as an index, then, a fund must earn a larger gross return.

     Our goal is to provide long-term returns that exceed those of our competitive measures. The fund will be aided in this effort by its relatively low costs. As of September 30, the fund had an expense ratio (annual operating expenses as a percentage of average net assets) of 0.74%, or $7.40, per $1,000 in assets. That's about half the 1.41% ($14.10 per $1,000) charged by our average mutual fund peer. Because the managerial and administrative fund costs of all mutual funds are deducted directly from the income that shareholders would otherwise receive, our fund enjoys a head start versus funds that charge higher expenses.

     Our significant cost advantage is due in large part to our unique corporate structure: The Vanguard Group is owned by the Vanguard funds, which, in turn, are owned by the funds' shareholders. The typical mutual fund firm is managed by a company that seeks to maximize its profits. In contrast, the Vanguard funds operate on an at-cost basis, thereby returning any potential profits to the fund shareholder, not a management company.

IN SUMMARY

The Growth Equity Fund delivered an amazing gain during the 12 months ended September 30. But it will not always be so rewarding. Thus, it is helpful to remember that markets are ever cyclical and that the primary purpose of equity investing is to meet long-term goals.

     It is also prudent, we believe, to maintain one's balance. Growth stocks certainly have their place in a balanced investment program, provided that the program also includes short-term investments, bond funds, and stock funds that invest in equities of various sizes and styles. For its part, Vanguard Growth Equity Fund will provide investors with a low-cost, actively managed way to gain exposure to large- and mid-cap growth stocks.

Sincerely,



/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

October 13, 2000


NOTICE TO SHAREHOLDERS

At a special meeting on May 22, 2000, shareholders of Turner Growth Equity Fund (the "Turner Fund") approved a proposal to reorganize the Turner Fund into Vanguard Growth Equity Fund. Each shareholder of the Turner Fund received one share (or fraction of a share) of Vanguard Growth Equity Fund for each share (or fraction of a share) owned of the Turner Fund. Shares of the two funds at the time of the reorganization had the same net asset value. The reorganization was approved by 8,410,948 shares, or 98.49% of those voted. In all, 99,657 shares voted no, and 29,144 shares abstained.

REPORT
from the Adviser                                      TURNER INVESTMENT PARTNERS

VANGUARD GROWTH EQUITY FUND capitalized on a favorable market for growth stocks to generate a return of 51.1% for the 12 months ended September 30, 2000. In our estimation, good stock selection and adroit trading also helped us achieve our excellent return, which handily beat the Wilshire 5000 Index's 17.7% gain and the Russell 1000 Growth Index's return of 23.4%.

     Much of the fund's outperformance was earned early in the period-- primarily in the final three months of 1999. During that time, the stock market rebounded like a golf ball bouncing off a cart path. For example, the S&P 500 Index declined more than 6% during a single week in early October 1999 but bounced back dramatically and finished the quarter with a 14.9% gain. Growth stocks, as represented by the Russell 1000 Growth Index, benefited handsomely from the surge, soaring 25.1% during the final three months of 1999.

     Overall, large growth stocks outperformed value stocks during the 12 months ended September 30. The Russell 1000 Growth Index's gain of 23.4% was well above the 8.9% return of the Russell 1000 Value Index.

OUR SUCCESSES

As for our success in picking stocks, our selections in seven of the ten sectors in which we invested during the year outperformed their corresponding Russell 1000 Growth Index sectors. Heading the list, by far, were our technology holdings, which made up the fund's largest single sector weighting, about 50%, and gained more than 90%. Why were we so heavily invested in technology? The reason is simple: Tech stocks are becoming a bigger part of the Russell 1000 Growth Index. It is our policy to keep the fund's sector weightings very close to those of the index. So as a sector grows, we follow suit.

     Some of our best tech performers were stocks of broadband-related, software, communications, and Internet-infrastructure companies, including Applied Micro Circuits, BEA Systems, CIENA, EMC, Sun Microsystems, and Veritas Software. Also making a notable contribution to the fund's return were our producer durables holdings, especially semiconductor-equipment stocks.

OUR SHORTFALLS

Detracting from performance were subpar returns among our holdings in consumer product companies. We held growth-oriented stocks with relatively high price/earnings multiples (Coca-Cola, Procter & Gamble, Colgate-Palmolive, and Sysco) that proved to be out of favor with investors for most of the fiscal year. When investors weren't shunning the sector altogether because of its chronic lack of pricing power, they showed a preference for less expensive, lower-risk consumer stocks.

MARKET VOLATILITY AND OUR TRADING

Turnover in the Growth Equity Fund topped 300% over the past 12 months. In our judgment, our active trading practices helped us nail down extra return in a market in which some stocks gained or lost half of their value in a matter of days. Overall, stock market volatility was unprecedented. For example, during the past 12 months, the S&P 500 Index moved up or down at least 2% during more than one out of every five trading days. Prior to 1990, the S&P 500 moved that sharply on just 3 out of every 100 trading days. In such a volatile environment, it paid to be able to build or eliminate a position quickly.

     In contrast to its bold actions of the past 12 months, the market has been behaving tentatively lately: The S&P 500 moved in a circumscribed but volatile range in the July-September quarter, declining a modest 1.0%. Growth stocks fared far worse, and tech stocks worse still. Market pundits have attributed the decline to rich valuations and fears that capital spending on technology will slow next year.

THE FUND'S POSITION

We believe that the tech sector is poised to lead the market once again in the fourth quarter of 2000 and early in 2001. In our analysis, the valuations of many tech stocks have become more reasonable. Also, we believe that worries about technology spending are largely unwarranted; we think tech spending will decline little, if at all. The Growth Equity Fund remains heavily invested in tech stocks, so it's well-positioned to exploit a tech rally. We expect no letup in market volatility over the next 12 months. We look forward to the continuation of the bull market and to the potentially rewarding trading opportunities that will arise from the market's continued volatility.

Bob Turner, Chairman and Chief Investment Officer

October 12, 2000

                                                                     See page 12
                                                                  for a complete
                                                                  listing of the
                                                                 fund's holdings

FUND PROFILE                                            As of September 30, 2000
  for Growth Equity Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                             GROWTH                       WILSHIRE
                             EQUITY       BEST FIT*           5000
------------------------------------------------------------------
Number of Stocks                 95             530          6,793
Median Market Cap            $69.0B          $87.3B         $46.8B
Price/Earnings Ratio         131.1x           60.6x          31.5x
Price/Book Ratio              16.3x           11.9x           4.7x
Yield                          0.1%            0.3%           1.1%
Return on Equity              25.2%           26.7%          22.4%
Earnings Growth Rate          22.0%           24.2%          17.2%
Foreign Holdings               3.0%            0.0%           0.0%
Turnover Rate                  303%              --             --
Expense Ratio                 0.74%              --             --
Cash Investments               1.4%              --             --
------------------------------------------------------------------

----------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)

General Electric Co.          9.7%
 (conglomerate)
Cisco Systems, Inc.           7.1
 (computer networks)
Pfizer, Inc.                  3.9
 (pharmaceuticals)
EMC Corp.                     3.8
 (computer technology)
Sun Microsystems, Inc.        3.4
 (computer technology)
America Online, Inc.          3.0
 (information services)
Oracle Corp.                  3.0
 (software)
Corning, Inc.                 2.6
 (telecommunications)
Nortel Networks Corp.         1.9
 (telecommunications)
CIENA Corp.                   1.6
 (telecommunications)
----------------------------------
Top Ten                      40.0%
----------------------------------

------------------------------------------------
VOLATILITY MEASURES

               GROWTH                   WILSHIRE
               EQUITY    BEST FIT*          5000
------------------------------------------------
R-Squared        0.73         0.92          1.00
Beta             1.24         1.13          1.00
------------------------------------------------

---------------------------------------------------------------------
SECTOR DIVERSIFICATION
(% OF COMMON STOCKS)

                              GROWTH                         WILSHIRE
                              EQUITY       BEST FIT*             5000
---------------------------------------------------------------------
Auto & Transportation           0.0%            0.3%             1.6%
Consumer Discretionary          9.3            12.1             12.6
Consumer Staples                2.6             3.1              4.8
Financial Services              2.6             3.1             16.7
Health Care                    14.3            16.2             11.9
Integrated Oils                 0.0             0.0              3.0
Other Energy                    1.8             2.0              2.8
Materials & Processing          0.0             0.1              2.3
Producer Durables               3.5             2.2              3.3
Technology                     53.6            50.5             27.7
Utilities                       2.4             2.7              8.2
Other                           9.9             7.7              5.1
---------------------------------------------------------------------
*Russell 1000 Growth Index.


------------------------
INVESTMENT FOCUS

[GRID APPEARS HERE]

 MARKET CAP      LARGE
 STYLE          GROWTH
------------------------
                                                             [PHOTO OF COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

GLOSSARY
 of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 for Growth Equity Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

---------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)        MARCH 11, 1992-SEPTEMBER 30, 2000

[CHART]
                GROWTH EQUITY FUND          RUSSELL 1000 GROWTH INDEX

1992                           1.9                                4.7
1993                          26.6                                6.0
1994                          -3.0                                5.8
1995                          20.6                               32.2
1996                          22.9                               21.4
1997                          32.6                               36.3
1998                          10.7                               11.1
1999                          38.2                               34.9
2000                          51.1                               23.4
---------------------------------------------------------------------
See Financial Highlights table on page 17 for dividend and
capital gains information for the past five years.
---------------------------------------------------------------------


------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       MARCH 11, 1992-SEPTEMBER 30, 2000

[CHART]                             AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED SEPTEMBER 30, 2000
                                ---------------------------------- FINAL VALUE
                                                           SINCE  OF A $10,000
                                   1 YEAR    5 YEARS   INCEPTION    INVESTMENT
------------------------------------------------------------------------------
Growth Equity Fund                 51.07%     30.37%      22.53%       $56,878
Average Large-Cap Growth Fund*     30.33      25.06       19.92         47,295
Russell 1000 Growth Index          23.43      25.07       19.97         47,478
Wilshire 5000 Index                17.67      20.46       17.95         41,060
------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
------------------------------------------------------------------------------


----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                PERIODS ENDED SEPTEMBER 30, 2000

                                                        SINCE INCEPTION
                       INCEPTION                  --------------------------
                            DATE   1 YEAR  5 YEARS CAPITAL   INCOME    TOTAL

Growth Equity Fund     3/11/1992   51.07%   30.37%  22.12%    0.41%   22.53%
----------------------------------------------------------------------------

A REPORT
  on Your Fund's After-Tax Returns

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.


PRE-TAX AND AFTER-TAX                           PERIODS ENDED SEPTEMBER 30, 2000
AVERAGE ANNUAL TOTAL RETURNS

                               ONE YEAR          FIVE YEARS     SINCE INCEPTION*
                        --------------------------------------------------------
                          PRE-TAX AFTER-TAX  PRE-TAX AFTER-TAX PRE-TAX AFTER-TAX
--------------------------------------------------------------------------------
Vanguard Growth Equity Fund  51.1%     40.3%    30.4%     23.8%   22.5%    18.8%
Average Large Growth Fund**  30.7      28.4     22.6      19.8      --       --
--------------------------------------------------------------------------------
 *March 11, 1992.
**Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.


--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

                                                           [PHOTO OF A COMPUTER]
                                         You can use Vanguard's online after-tax
                                                            return calculator at
                                                      www.vanguard.com/?aftertax
                                                    to customize the calculation
                                                       of your after-tax return.

FINANCIAL STATEMENTS
   September 30, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


-------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
GROWTH EQUITY FUND                                 SHARES           (000)
-------------------------------------------------------------------------
COMMON STOCKS (98.6%)
-------------------------------------------------------------------------
CONSUMER DISCRETIONARY (9.1%)
* America Online, Inc.                            516,600       $  27,767
  The Walt Disney Co.                             238,520           9,123
  Home Depot, Inc.                                163,110           8,655
* Commerce One, Inc.                               95,810           7,521
* EchoStar Communications Corp.                   117,400           6,193
* Gemstar-TV Guide
   International, Inc.                             62,130           5,417
* TMP Worldwide, Inc.                              59,600           4,798
* CDW Computer Centers, Inc.                       57,690           3,981
* Best Buy Co., Inc.                               62,030           3,947
* Kohl's Corp.                                     57,560           3,320
* Starbucks Corp.                                  79,330           3,178
                                                                 --------
                                                                $  83,900
                                                                 --------
CONSUMER STAPLES (2.6%)
* The Kroger Co.                                  312,070           7,041
  PepsiCo, Inc.                                   151,320           6,961
  Sysco Corp.                                     111,810           5,178
* Safeway, Inc.                                    94,700           4,421
                                                                 --------
                                                                $  23,601
                                                                 --------
ENERGY (1.8%)
* AES Corp.                                       121,710           8,337
  Enron Corp.                                      94,080           8,244
                                                                 --------
                                                                $  16,581
                                                                 --------
FINANCIAL SERVICES (2.6%)
  American International
   Group, Inc.                                     75,250           7,200
  Charles Schwab Corp.                            134,630           4,779
  Providian Financial Corp.                        31,950           4,058
  Automatic Data Processing, Inc.                  59,850           4,002
  Paychex, Inc.                                    70,620           3,707
                                                                 --------
                                                                $  23,746
                                                                 --------
HEALTH CARE (14.1%)
  Pfizer, Inc.                                    797,834          35,853
  American Home Products Corp.                    220,240          12,457
* Amgen, Inc.                                     173,650          12,126
  Pharmacia Corp.                                 184,452          11,102
* Genentech, Inc.                                  57,960          10,762
  HCA-The Healthcare Co.                          223,640           8,303
  Medtronic, Inc.                                 140,170           7,262
* PE Corp.-Celera Genomics Group                   71,200           7,093
  Abbott Laboratories                             138,540           6,589
  Baxter International, Inc.                       80,750           6,445
* Serono SA                                       198,930           6,018
* MedImmune Inc.                                   74,220           5,734
                                                                 --------
                                                                $ 129,744
                                                                 --------
PRODUCER DURABLES (3.5%)
  Nokia Corp. ADR                                 348,040          13,856
  United Technologies Corp.                        92,290           6,391

-------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
                                                   SHARES           (000)
-------------------------------------------------------------------------
* Waters Corp.                                     65,840       $   5,860
  Tektronix, Inc.                                  42,710           3,281
* Polycom, Inc.                                    40,180           2,691
                                                                 --------
                                                                $  32,079
                                                                 --------
TECHNOLOGY (52.8%)
  COMMUNICATIONS TECHNOLOGY (21.4%)
* Cisco Systems, Inc.                           1,173,260          64,823
  Corning, Inc.                                    80,790          23,995
  Nortel Networks Corp.                           291,190          17,344
* CIENA Corp.                                     121,900          14,971
* Juniper Networks, Inc.                           57,660          12,624
* Brocade Communications
   Systems, Inc.                                   50,910          12,015
* JDS Uniphase Corp.                               96,910           9,176
* Extreme Networks, Inc.                           41,290           4,728
* Sycamore Networks, Inc.                          42,340           4,573
* Metromedia Fiber Network, Inc.                  185,540           4,511
* Aether Systems, Inc.                             39,890           4,208
* Redback Networks Inc.                            24,190           3,967
* TyCom, Ltd.                                     102,360           3,928
* ONI Sytems Corp.                                 42,130           3,636
* Sonus Networks, Inc.                             27,610           3,489
* Finisar Corp.                                    69,350           3,355
* Avici Systems Inc.                               29,090           2,767
* Turnstone Systems, Inc.                          54,380           2,522

COMPUTER SERVICES SOFTWARE & SYSTEMS (12.4%)
* Oracle Corp.                                    346,620          27,296
* Veritas Software Corp.                           82,265          11,682
* VeriSign, Inc.                                   45,404           9,197
* Siebel Systems, Inc.                             79,730           8,875
* Ariba, Inc.                                      61,780           8,851
* i2 Technologies, Inc.                            46,000           8,605
* BEA Systems, Inc.                                96,100           7,484
* Check Point Software
   Technologies Ltd.                               44,760           7,050
* Intuit, Inc.                                    118,220           6,738
* Micromuse Inc.                                   22,590           4,539
* Phone.com, Inc.                                  38,660           4,393
* Rational Software Corp.                          60,740           4,214
* Mercury Interactive Corp.                        26,110           4,093
* Quest Software, Inc.                             16,370           1,017

COMPUTER TECHNOLOGY (9.7%)
* EMC Corp.                                       352,590          34,950
* Sun Microsystems, Inc.                          263,920          30,813
* Network Appliance, Inc.                          60,010           7,644
* Palm, Inc.                                      139,710           7,396
* Corvis Corp.                                     72,220           4,409
* StorageNetworks, Inc.                            40,030           4,091

ELECTRONICS (1.1%)
* Flextronics International Ltd.                   75,910           6,234
* Sanmina Corp.                                    43,000           4,026

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (7.8%)
* PMC Sierra Inc.                                  45,950           9,891
* Celestica, Inc.                                 126,520           8,761
* Applied Micro Circuits Corp.                     42,230           8,744
* Broadcom Corp.                                   35,760           8,716
* Xilinx, Inc.                                     81,560           6,984
* Vitesse Semiconductor Corp.                      74,090           6,589
* SDL, Inc.                                        20,670           6,366
* Jabil Circuit, Inc.                             111,900           6,350
* Marvell Technology Group Ltd.                    54,490           4,203
   PerkinElmer, Inc.                               31,460           3,284
* GlobeSpan, Inc.                                  15,270           1,863

SCIENTIFIC EQUIPMENT & SUPPLIES (0.4%)
  Newport Corp.                                    21,480           3,421
                                                                 --------
                                                                $ 485,401
                                                                 --------
UTILITIES (2.4%)
* Qwest Communications
   International Inc.                             186,700           8,973
* Global Crossing Ltd.                            227,560           7,054
* Southern Energy, Inc.                           185,170           5,810
                                                                 --------
                                                                $  21,837
                                                                 --------
OTHER (9.7%)
  General Electric Co.                          1,538,050          88,726
                                                                 --------
-------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $831,420)                                               $ 905,615
-------------------------------------------------------------------------

                                                             FACE
                                                           AMOUNT
                                                            (000)
-------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.2%)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  6.46%, 10/2/2000--Note F                               $ 15,985  15,985
  6.50%, 10/2/2000                                         22,430  22,430
-------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $38,415)                                                   38,415
-------------------------------------------------------------------------
TOTAL INVESTMENTS (102.8%)
  (Cost $869,835)                                                 944,030
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
GROWTH EQUITY FUND                                                  (000)
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET
  (-2.8%)                                                       $(25,845)
-------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------
Applicable to 49,163,261 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                     $ 918,185
=========================================================================
NET ASSET VALUE PER SHARE                                       $   18.68
=========================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

-------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------
ASSETS
  Investments in Securities, at Value                           $ 944,030
  Receivables for Investment Securities Sold                       50,412
  Other Assets--Note C                                             13,677
  Total Assets                                                  1,008,119
LIABILITIES
  Payables for Investment Securities Purchased                     72,383
  Other Liabilities--Note F                                        17,551
  Total Liabilities                                                89,934
-------------------------------------------------------------------------
NET ASSETS                                                      $ 918,185
=========================================================================


------------------------------------------------------------------------------
AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
                                                   AMOUNT                  PER
                                                    (000)                SHARE
------------------------------------------------------------------------------
Paid in Capital                                 $ 851,096              $ 17.31
Undistributed Net
  Investment Income                                    --                   --
Accumulated Net
  Realized Losses--Note D                          (7,106)                (.14)
Unrealized Appreciation--Note E                    74,195                 1.51
------------------------------------------------------------------------------
NET ASSETS                                      $ 918,185              $ 18.68
==============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

----------------------------------------------------------------------------
                                                          GROWTH EQUITY FUND
                                               YEAR ENDED SEPTEMBER 30, 2000
                                                                       (000)
----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                        $  1,120
  Interest                                                              830
  Security Lending                                                       37
----------------------------------------------------------------------------
  Total Income                                                     $  1,987
----------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                    1,991
  Administrator and Transfer Agent Fees--Note C                         218
  The Vanguard Group--Note C
   Management and Administrative                                        462
  Custodian Fees                                                           27
  Auditing Fees                                                            25
  Shareholders' Reports                                                    17
  Legal Fees                                                               24
  Trustees' Fees and Expenses                                               3
----------------------------------------------------------------------------
  Total Expenses                                                   $  2,767
  Expenses Paid Indirectly--Note C                                      (80)
----------------------------------------------------------------------------
  Net Expenses                                                     $  2,687
----------------------------------------------------------------------------
NET INVESTMENT LOSS                                                $   (700)
----------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT SECURITIES SOLD                    $ (2,548)
----------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENT SECURITIES                                            $ 61,372
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 58,124
============================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


-----------------------------------------------------------------------------
                                                         GROWTH EQUITY FUND
                                                     YEAR ENDED SEPTEMBER 30,
                                                 ----------------------------
                                                        2000             1999
                                                       (000)            (000)
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                            $     (700)      $    (509)
 Realized Net Gain                                $   (2,548)      $  37,857
 Change in Unrealized Appreciation (Depreciation) $   61,372       $     658
-----------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
    from Operations                               $   58,124       $  38,006
-----------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                    --              --
 Realized Capital Gain                            $  (41,208)      $ (12,236)
-----------------------------------------------------------------------------
   Total Distributions                            $  (41,208)      $ (12,236)
-----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                           $  834,293       $  39,040
 Issued in Lieu of Cash Distributions             $   39,734       $  11,874
 Redeemed                                         $ (115,582)      $ (31,717)
-----------------------------------------------------------------------------
   Net Increase from Capital Share Transactions   $  758,445       $  19,197
-----------------------------------------------------------------------------
 Total Increase                                   $  775,361       $  44,967
-----------------------------------------------------------------------------
NET ASSETS
 Beginning of Year                                $  142,824       $  97,857
-----------------------------------------------------------------------------
 End of Year                                      $  918,185       $ 142,824
=============================================================================

1Shares Issued (Redeemed)
 Issued                                           $   44,062       $   2,547
 Issued in Lieu of Cash Distributions             $    2,499       $     890
 Redeemed                                         $   (6,389)      $  (2,051)
-----------------------------------------------------------------------------
Net Increase in Shares Outstanding                $   40,172       $   1,386
=============================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------------
                                                              GROWTH EQUITY FUND
                                                      YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                        -----------------------------------  OCT. 31, 1995, TO      YEAR ENDED
THROUGHOUT EACH PERIOD                          2000       1999      1998      1997    SEP. 30, 1996*   OCT. 31, 1995
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $ 15.88    $ 12.87   $ 16.64   $ 17.03           $ 14.97         $ 12.46
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income (Loss)                   (.01)      (.05)     (.05)     (.03)              .02             .10
 Net Realized and Unrealized Gain (Loss)
  on Investments                                7.33       4.66      1.10      4.23              2.91            2.52
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations              7.32       4.61      1.05      4.20              2.93            2.62
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income             --         --        --        --              (.02)           (.11)
 Distributions from Realized Capital Gains     (4.52)     (1.60)    (4.82)    (4.59)             (.85)             --
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                          (4.52)     (1.60)    (4.82)    (4.59)             (.87)           (.11)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $ 18.68    $ 15.88   $ 12.87   $ 16.64           $ 17.03         $ 14.97
======================================================================================================================
TOTAL RETURN                                  51.07%     38.15%    10.71%    32.61%            20.61%          21.15%
======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)          $ 918      $ 143      $ 98     $ 100              $ 96           $ 116
 Ratio of Total Expenses
  to Average Net Assets                        0.74%      0.96%    1.04%+    1.02%+           1.06%**           1.03%
 Ratio of Net Investment Income (Loss)
  to Average Net Assets                       (0.19%)    (0.42%)    (0.42)   (0.25%)          0.03%**           0.69%
 Portfolio Turnover Rate                        303%       328%      250%      178%              148%            178%
======================================================================================================================
 *The fund's fiscal year-end  changed from October 31 to September 30, effective September 30, 1996.
**Annualized.
 +Expense ratios before waivers and reimbursements of expenses were 1.12% in 1998 and 1.05% in 1997.

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth Equity Fund (formerly Turner Growth Equity Fund) is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. On May 22, 2000, Turner Growth Equity Fund's shareholders approved its reorganization into Vanguard Growth Equity Fund, effective June 12, 2000.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Net investment losses that are applied to reduce required capital gain distributions are reclassified to accumulated net realized loss.

     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Turner Investment Partners provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. Advisory fees for the period prior to June 12, 2000, the period from June 12 to September 30, 2000, and the full year ended September 30, 2000, represented effective annual rates of 0.75%, 0.41%, and 0.53%, respectively.

C.  Prior  to  June  12,  2000,  SEI  Investments  Mutual  Funds  Services,  SEI
Investments Distribution Co., and DST Systems Inc. acted as administrator, distributor, and transfer agent, respectively, under agreements with the fund. Certain officers of the fund were also officers of the administrator and/or distributor. The administrator and transfer agent received fees of $100,000 and $118,000, respectively, for the period prior to June 12, 2000. The fund directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period prior to June 12, 2000, directed brokerage arrangements reduced expenses by $80,000 (an annual rate of 0.02% of the fund's average net assets).
     Effective June 12, 2000, The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2000, the fund had contributed capital of $154,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the year ended September 30, 2000, the fund purchased $1,815,005,000 of investment securities and sold $1,109,382,000 of investment securities other than temporary cash investments.
     For federal tax purposes, capital gains required to be distributed in December 1999 included net gains realized through October 31, 1999. Subsequently, the fund realized capital losses of $6,020,000, which are available to offset future net capital gains.

E. At September 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $74,195,000, consisting of unrealized gains of $93,491,000 on securities that had risen in value since their purchase and $19,296,000, in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at September 30, 2000, was $15,698,000, for which the fund held cash collateral of $15,985,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT
 of Independent Accountants

To the Shareholders and Trustees of Vanguard Growth Equity Fund

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth Equity Fund (formerly Turner Growth Equity Fund) at September 30, 2000, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended September 30, 1999 and the financial highlights for each of the five periods then ended were audited by other independent accountants whose report dated November 8, 1999 expressed an unqualified opinion on the financial statements containing those statements of changes in net assets and financial highlights.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 1, 2000





--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD GROWTH EQUITY FUND

This information for the fiscal year ended September 30, 2000, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $15,499,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

THE PEOPLE
   Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. Gubanich, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania  19482-2600



ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard &  Poor's(R),  S&P(R),  S&P  500(R),  Standard & Poor's 500,  500,  S&P
MidCap400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


                                                (C)2000 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q5440 112000